Supplement dated October 28, 2002 to the Prospectus dated May 1, 2002 for the Pacific Innovations Select, a variable annuity contract issued by Pacific Life Insurance Company

Capitalized terms used in this Supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us”, or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement changes the Prospectus to reflect the following:

The Fixed Option is not available.
Subject to state approval, the Fixed Option will not be available for new Contracts issued on or after November 1, 2002. All references to the Fixed Option in the Prospectus and Statement of Additional Information will not apply to such Contracts. Ask your registered representative for the current status in your state.

In states where approval has not yet been received, for Contracts issued on or after November 1, 2002, allocations of Purchase Payments or Contract Value to the Fixed Option will not be permitted. We will notify you when allocations to the Fixed Option may be made.

HOW YOUR INVESTMENTS ARE ALLOCATED—Transfers—DCA Plus is amended.
Paragraphs 7, 8 and 9 of the DCA Plus subsection are replaced with the following:

When your DCA Plus program ends you may request, in a form satisfactory to us, to establish a new DCA Plus program subject to our minimum allocation requirements. You may choose a Guarantee Term of up to one year from the duration options currently offered by us. Your DCA Plus program automatically ends at the end of your DCA Plus Guarantee Term. If we do not receive completed DCA Plus transfer instructions in proper order by the time your first DCA Plus transfer is due, your DCA Plus will be automatically terminated at that time and any remaining balance will be transferred as follows:

•if your Contract is issued before November 1, 2002, your DCA Plus Fixed Account Value will be transferred to the Fixed Option at the Fixed Option's then current Guaranteed Interest Rate,

•if your Contract is issued on or after November 1, 2002, your DCA Plus Fixed Account Value will be transferred to the Money Market Investment Option.

You may request, in a form satisfactory to us, termination of your DCA Plus program at any time. Upon receipt of such request, any remaining balance in your DCA Plus Fixed Option will be transferred according to your instructions. If we do not receive proper instructions, the remaining balance will be transferred as follows:

• if your Contract is issued before November 1, 2002, to the Fixed Option at the Fixed Option's then current Guaranteed Interest Rate,

• if your Contract is issued on or after November 1, 2002, to the Money Market Investment Option.

The DCA Plus Fixed Option Rider will terminate on the following:

• the date death benefit proceeds become payable under the Contract,

• the date the Contract is terminated, or

• the Annuity Date.

On your Annuity Date any net amount converted to an annuity from your DCA Plus Fixed Option will be applied to a fixed annuity and will be held in our General Account, unless your instruct us otherwise.

However, if the Owner dies while the DCA Plus program is in effect and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the DCA Plus program will continue until the end of the Guarantee Term, unless the surviving spouse establishes a new Guarantee Term or, requests termination of the DCA Plus program.

APPENDIX A: STATE LAW VARIATIONS—Your Fixed Option is amended.
The APPENDIX A: STATE LAW VARIATIONS – Your Fixed Option section is amended to read as follows:

The Fixed Option is not available in Alabama, Massachusetts, and Oregon. If you use the DCA Plus and terminate the program, any remaining balance in the DCA Plus Fixed Option will be transferred to the Money Market Investment Option, unless you provide us with other transfer instructions.

Form No. INNSUP1002